Annual Operating Expenses {- Franklin Templeton SMACS: Series H} - Franklin Strategic Series SMACS-04 - Franklin Templeton SMACS: Series H - Advisor Class	Jan. 01, 2021
Operating Expenses:
Management fees	none	[1]
Other expenses	3.91%	[2]
Acquired fund fees and expenses	0.10%	[2]
Total annual Fund operating expenses	4.01%	[3]
Fee waiver and/or expense reimbursement	(4.01%)	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	none

[1]

1. The investment manager does not charge the Fund a fee for its investment management services. The Fund is part of a wrap fee program or other program advised by the investment manager or its affiliates, clients of which often pay a single aggregate fee for all costs and expenses of the program (including investment management and custody fees). You are strongly encouraged to read carefully the wrap fee brochure or other disclosures provided to you in connection with the program account.

[2]

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[3]

3. The investment manager has contractually agreed to waive or assume certain expenses so that total annual fund operating expenses (including acquired fees and expenses, but excluding certain non-routine expenses such as those relating to litigation, indemnification, reorganizations and liquidations) do not exceed 0.00% until December 31, 2021. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.